EXHIBIT 99.4

MORGAN STANLEY

 MSAC 2003-HE2
   All records

Selection Criteria:  All records
Table of Contents

1. FICO Score
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1. FICO Score

                                                             % of
                                                           Mortgage
                                                            Pool by
                                     Aggregate             Aggregate             Weighted             Weighted
                  Number              Cut-off               Cut-off              Average               Average              Weighted
                    of                  Date                 Date                 Gross               Remaining             Average
                 Mortgage            Principal             Principal             Interest               Term                Original
FICO Score        Loans             Balance ($)             Balance              Rate (%)             (months)                LTV
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NA                      1               45,964                  0.01                 10.6                   358                55.42
500-510               147           17,507,838                  2.75                9.141                   354                73.46
511-520               171           19,371,747                  3.04                9.085                   353                73.43
521-530               255           29,213,334                  4.59                 9.36                   350                73.89
531-540               310           37,402,321                  5.87                9.037                   350                74.25
541-550               354           41,288,294                  6.48                 8.86                   351                74.39
551-560               367           45,269,472                  7.11                8.773                   346                76.17
561-570               251           31,605,554                  4.96                8.522                   342                77.43
571-580               257           35,126,334                  5.51                8.343                   345                76.78
581-590               248           31,070,705                  4.88                8.203                   344                79.49
591-600               277           34,214,180                  5.37                 8.09                   348                79.21
601-610               218           30,850,200                  4.84                7.739                   347                80.54
611-620               225           33,428,203                  5.25                7.734                   343                80.26
621-630               247           35,267,448                  5.54                7.532                   341                81.42
631-640               233           35,771,789                  5.62                7.444                   345                80.44
641-650               187           29,799,327                  4.68                 7.36                   345                80.74
651-660               194           31,188,171                   4.9                7.279                   344                80.21
661-670               150           24,512,278                  3.85                7.009                   338                80.18
671-680               102           17,259,492                  2.71                7.041                   349                79.83
681-690               100           15,095,814                  2.37                7.043                   329                 79.3
691-700                71           10,120,878                  1.59                7.089                   344                79.63
701-710                59           10,363,608                  1.63                6.821                   339                76.81
711-720                46            7,988,605                  1.25                6.776                   326                76.33
721-730                57           10,826,746                   1.7                6.962                   325                76.97
731-740                36            5,631,407                  0.88                6.814                   342                80.01
741-750                23            4,202,532                  0.66                 6.83                   340                79.23
751-760                29            5,019,984                  0.79                 6.72                   314                75.62
761-770                15            2,070,027                  0.32                7.333                   322                80.06
771-780                14            2,709,962                  0.43                6.367                   308                72.32
781-790                 7            1,091,033                  0.17                6.129                   280                69.11
791-800                 4              790,261                  0.12                 6.99                   357                71.66
801-810                 5              763,387                  0.12                7.262                   357                78.54
811-820                 1               67,259                  0.01                 7.75                   356                   75
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Total:              4,661          636,934,155                   100                8.013                   344                77.91
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